Revenue	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
Revenue
23 Revenue
Revenue is comprised of the following:

	For the year ended December 31,
In thousands of USD	2023	2024	2025
First-party sales	86,384	76,518	95,098
Third-party sales	81,593	78,775	80,255
Value-added services	3,857	2,875	4,244
Marketing and advertising	12,392	7,716	7,619
Other revenue	2,176	1,602	1,714
Revenue	186,402	167,486	188,930
The Group's primary sources of revenue are first-party sales and third-party sales.
Revenue increased by 12.8% from USD 167.5 million in 2024 to USD 188.9 million in 2025. This uplift was driven by both first-party sales and marketplace revenue, reflecting strong platform usage growth.
No single customer accounted for more than 10% of Group revenues for the years ended December 31, 2025, 2024 and 2023.
The breakdown of the Group’s revenue from contracts with customers by region is disclosed in the Note 2 u) Segments.